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                                                                    Exhibit 10.7

     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 28, 2003, is among:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                As Administrative Agent and Co-Syndications Agent

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

          WHEREAS:

     1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

     2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

            FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                           AMENDMENT TO INTERPRETATION

1.01 Additional Permitted Indebtedness. Section 1.01(84) of the Credit Agreement is hereby amended by deleting the period found at the end of sub-section 1.01(84)(xv) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(84)(xvi):

     "(xvi) Indebtedness in connection with the issuance of preferred securities by a Kingsway statutory trust to a pooling vehicle in a pooled trust preferred transaction as described in the February 7, 2003 letter from Kingsway to the Administrative Agent and the Documentation Agent

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     requesting, among other things, this Eighth Amendment to Credit Agreement
     (such Indebtedness herein referred to as the "Third Round Trust Pool Securities") provided that (i) there shall be no redemption of the Third Round Trust Pool Securities into cash without the prior written consent of the Majority of the Lenders; (ii) a Default under the Credit Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Third Round Trust Pool Securities (the "Third Round Trust Pool Debentures"); (iii) no cash dividends may be paid on the Third Round Trust Pool Securities or preference shares redeemed so long as a Default or Event of Default under the Credit Agreement has occurred and is continuing; and
     (iv) the terms and conditions of the Third Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness pursuant to the Third Round Trust Pool Debentures does not exceed US $20,000,000."

1.02 Amendment to the Definition of Funded Debt. Sub-section 1.01(41) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          ""Funded Debt" means the aggregate Indebtedness of the Borrowers on a Consolidated basis including, without limitation: (i) Capitalized Lease Obligations, (ii) Purchase Money Obligations, (iii) contingent liabilities under outstanding letters of credit (excluding undrawn letters of credit the beneficiary of which is a Borrower, Guarantor, any Subsidiary of a Borrower, State National Specialty Insurance Company Inc., State and County Mutual Insurance Company or General Reinsurance Corporation), and (iv) all principal and interest and all fees incurred in respect of such Indebtedness; and, for greater certainty, for the purposes of calculating the ratio of Total Funded Debt to Total Capitalization pursuant to sub-section 8.02(1), "Funded Debt" shall exclude the gross proceeds of the offerings of the Trust I Debentures, the Trust II Debentures, the Second Round Trust Pool Debentures and Third Round Trust Pool Debentures."

1.03 Amendment to the Definition of Total Capitalization. Sub-section 1.01(103) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          ""Total Capitalization" means without duplication the aggregate of (i) Funded Debt, (ii) the proceeds of the offering of the Trust I Preferred Securities, the Trust II Preferred Securities, the Second Round Trust Pool Securities and the Third Round Trust Pool Securities, plus (iii) shareholders equity, all of which shall be calculated on a Consolidated basis in accordance with GAAP."

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                                   ARTICLE II

                             AMENDMENT TO COVENANTS

1.04 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "Capital Surplus Ratio. Kingsway shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of Kingsway on a rolling four-quarter basis as follows:

     (i) of not greater than 2.75:1.00, from the Closing Date to and including June 30, 2002;

     (ii) of not greater than 3.50:1.00, from July 1, 2002 to and including the earlier of: (A) May 27, 2003 or (B) 10 (ten) Business Days day following the closing date (the "Closing Date") of the public offering of trust preferred securities of Kingsway Financial Capital Trust I, a Delaware statutory trust;

     (iv) of not greater than 3.25:1.00, from the earlier of: May 27, 2003 or the Closing Date to and including June 30, 2003; and

     (iv) not greater than 3.00:1.00, thereafter."

2.01 Amendment to Funded Debt to Total Capitalization Ratio Covenant. Sub-section 8.02(1) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "Kingsway shall maintain at all times a ratio of Funded Debt to Total Capitalization on a Consolidated basis of not greater than 0.30:1.00 calculated quarterly on the last day of each fiscal quarter of Kingsway; provided that, for the purposes of this covenant only, neither the Trust I Debentures nor the Trust II Debentures nor the Second Round Trust Pool Debentures nor the Third Round Trust Pool Debentures shall be included in the calculation of Funded Debt but the Trust I Debentures, Trust II Debentures, the Second Round Trust Pool Debentures and Third Round Trust Pool Debentures shall be included in the calculation of Total Capitalization."

2.02 Amendment to Minimum Tangible Net Worth Covenant. Sub-section 8.02(3) of the Credit Agreement is hereby amended by deleting the sentence at the end of such sub-section and adding the following sentence at the end of such sub-section:

     "For greater certainty, the proceeds of the Trust I Preferred Securities, the Trust II Preferred Securities, the Second Round Trust Pool Securities issuances and the Third Round Trust Pool Securities issuance shall not be included in the calculation of Minimum Tangible Net Worth."

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2.03  Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit
Agreement is hereby amended by: (A) deleting the word "and" at the end of sub-section 8.03(5)(vii), and all of sub-section (viii); and (B) inserting the following immediately after sub-section 8.03(5)(vii):

     "(viii) the Guarantees issued by Kingsway and the Guarantor in connection with the Third Round Trust Pool Securities issuance; and

     (ix) as otherwise permitted hereunder."

2.04 Amendment to Material Contracts Covenant. Sub-section 8.03(7) is hereby amended by deleting it in its entirety and replacing it with the following:

     "(7) Material Contracts. Neither Borrower, nor the Guarantor nor any of the Subsidiaries shall cancel or terminate any material contract or amend or otherwise modify any material contract, or waive any default or breach under any material contract, or take any other action in connection with any material contract that could reasonably be expected to have a Material Adverse Effect. By way of example and not in limitation of the foregoing, the Borrowers will not consent to, enter into or permit the entering into of any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to: (a) any documents relating to preferred stock issued by any Borrower, the Guarantor or any of their Subsidiaries, (b) documents relating to any warrant or option granted by either Borrower, the Guarantor or any of their Subsidiaries, if the effect of such amendment, supplement or other modification is to impose or increase any monetary obligation on any Borrower, the Guarantor or any of their Subsidiaries, (c) any constating documents of either Borrower, the Guarantor or any of their Subsidiaries, other than any such amendment, supplement or other modification which is immaterial or which could not reasonably be expected to result in a Material Adverse Effect, or (d) any material documents relating to the Trust I Preferred Securities issuance, the Trust II Preferred Securities issuance, the Second Round Trust Pool Securities issuances and the Third Round Trust Pool Securities issuance."

2.05 Amendment to Restricted Payments Covenant. Sub-section 8.03(14) of the Credit Agreement is hereby amended by deleting subclause (b) in its entirety and replacing it with the following:

     "(b) The Borrowers will not, and will not permit or cause the Guarantor or any of the Subsidiaries to:

          (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Subordinated Debt, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement,

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          defeasance or other acquisition for value of any Subordinated Debt, or make any deposit or otherwise set aside funds for any of the foregoing purposes; or

          (ii) make any payment of principal or interest in respect of the Trust I Debentures, the Trust II Debentures, the Second Round Trust Pool Debentures or the Third Round Trust Pool Debentures following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

3.01 Conditions Precedent. The amendment set forth in Section 1.04 of this Eighth Amendment to Credit Agreement shall become effective as of December 31, 2002 upon the execution and delivery of this Eighth Amendment to Credit Agreement by the Borrowers and the Majority of the Lenders and the receipt by each Lender executing this Eighth Amendment to Credit Agreement of a US $10,000 amendment fee. The amendments set forth in this Eighth Amendment to Credit Agreement, other than the amendment set forth in Section 1.04 shall not become effective until (a) the execution and delivery of this Eighth Amendment to Credit Agreement by the Borrowers and the Majority of the Lenders and (b) the receipt by the Agent of (i) all material documentation as determined by the Agent in its sole discretion relating to the Third Round Trust Pool Securities issuance, including, without limitation, all materials filed with any securities commission, containing terms and conditions satisfactory to the Agent and the Majority of the Lenders; and (ii) an intercreditor agreement with the holders of the Third Round Trust Pool Debentures or such other evidence of subordination as may be satisfactory to the Agent and the Majority of the Lenders in respect of the obligations of the Borrowers, the Guarantor or their Subsidiaries to the holders of the Third Round Trust Pool Debentures, to acknowledge, among other things, for subordination of the obligations of the Borrowers, the Guarantor and the Subsidiaries in connection with the Third Round Trust Pool Debentures to the payment in full of the Outstanding Obligations.

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Eighth Amendment to Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Eighth Amendment to Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit

Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

4.02 Assignment. This Eighth Amendment to Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

4.03 Severability. Any provision of this Eighth Amendment to Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.04 Governing Law. This Eighth Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

4.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Sixth Credit Amending Agreement.

4.06 Counterparts. This Eighth Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Eighth Amendment to Credit Agreement.


                                       KINGSWAY FINANCIAL SERVICES INC.


                                       By:         /s/ William G. Star
                                          -------------------------------------
                                                     William G. Star
                                           President & Chief Executive Officer


                                       By:         /s/ W. Shaun Jackson
                                          -------------------------------------
                                                     W. Shaun Jackson
                                                Executive Vice President &
                                                  Chief Financial Officer


                                       KINGSWAY U.S. FINANCE PARTNERSHIP
                                       by its Partners


                                       KINGSWAY FINANCIAL SERVICES INC.


                                       By:        /s/ W. Shaun Jackson
                                          -------------------------------------
                                                    W. Shaun Jackson
                                              Executive Vice President &
                                                Chief Financial Officer


                                       METRO CLAIM SERVICES INC.


                                       By:       /s/ W. Shaun Jackson
                                          -------------------------------------
                                                    W. Shaun Jackson
                                                       Secretary

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                                       CANADIAN IMPERIAL BANK OF COMMERCE


                                       By:       /s/  Patti Perras Shugart
                                          -------------------------------------
                                                   Patti Perras Shugart
                                                     Managing Director


                                       By:          /s/ Ralph Sehgal
                                          -------------------------------------
                                                      Ralph Sehgal
                                                  Executive Director


                                       LASALLE BANK NATIONAL ASSOCIATION


                                       By:          /s/ Brad Kronland
                                          -------------------------------------
                                                      Brad Kronland
                                                 Assistant Vice President


                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       AS ADMINISTRATIVE AGENT


                                       By:          /s/ Brad Kronland
                                          -------------------------------------
                                                      Brad Kronland
                                                Assistant Vice President


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       AS DOCUMENTATION AGENT


                                       By:           /s/ Warren Lobo
                                          -------------------------------------
                                                       Warren Lobo
                                                         Director


                                       By:          /s/ Ralph Sehgal
                                          -------------------------------------
                                                       Ralph Sehgal
                                                   Executive Director


                                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       NEW YORK AGENCY


                                       By:          /s/ Geraldine Kerr
                                          -------------------------------------
                                                      Geraldine Kerr
                                          Executive Director, CIBC World Markets
                                                     Corp. As Agent

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                                       THE BANK OF NOVA SCOTIA


                                       By:       /s/ William E. Zarrett
                                          -------------------------------------
                                                   William E. Zarrett
                                                   Managing Director


                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By:        /s/ Kimberly Shaffer
                                         --------------------------------------
                                                    Kimberly Shaffer
                                                        Director